UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.
Unum Group (the “Company”) held its most recent Annual Meeting of Shareholders on May 21, 2026 (the “Annual Meeting”). Matters submitted to shareholders at the Annual Meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the eleven director nominees listed below for one-year terms expiring in 2027, based upon the following voting results:

Nominee	For	Against	Abstain	Broker Non-Vote
Susan L. Cross	124,604,542	169,499	91,601	16,159,357
Susan D. DeVore	124,174,159	570,933	120,550	16,159,357
Joseph J. Echevarria	123,987,839	753,990	123,813	16,159,357
Cynthia L. Egan	123,270,599	1,499,166	95,877	16,159,357
Kevin T. Kabat	122,310,066	2,458,379	97,197	16,159,357
Timothy F. Keaney	123,467,402	1,298,347	99,893	16,159,357
Gale V. King	124,444,117	322,924	98,601	16,159,357
Mojgan M. Lefebvre	124,554,145	209,182	102,315	16,159,357
Kristi A. Matus	124,582,562	187,544	95,536	16,159,357
Richard P. McKenney	124,177,480	588,719	99,443	16,159,357
Ronald P. O'Hanley	123,289,966	1,474,779	100,897	16,159,357
Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
119,731,115	4,904,980	229,547	16,159,357
Item 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
137,247,622	3,579,402	197,975	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 22, 2026	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary